                                                                    EXHIBIT 23.1





                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



InterSystems, Inc.
Houston, Texas


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 3, 1995, relating to the consolidated financial statements of InterSystems, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1994.

We also consent to the reference to us under the caption "Expert" in the Prospectus.




                                                         BDO Seidman, LLP



Houston, Texas
January 2, 1996